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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of the Timberland Company and its subsidiaries on Form S-8 of our reports dated February 2, 2000 (February 18, 2000 as to Note 15), appearing in the Annual Report on Form 10-K of the Timberland Company and its subsidiaries for the year ended December 31, 1999.


Deloitte & Touche, LLP
Boston, Massachusetts
December 15, 2000